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                                                                       Exhibit 2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT




                         Independent Auditors' Consent



The Board of Directors
Paragon Life Insurance Company

We consent to the use of our report included herein on Paragon Life Insurance Company and to the reference to our firm under the heading "Experts" in the Registration Statement and Prospectus.


                             /s/ KPMG LLP



St. Louis, Missouri
April 28, 2000